Exhibit 99.3

December 29, 2008

FIM Holdings LLC

c/o Cerberus Capital Management, L.P

299 Park Avenue

New York, NY 10171

GMAC LLC

200 Renaissance Center

Detroit, MI 48265

GM Finance Co. Holdings LLC

GM Preferred Finance Co. Holdings LLC

c/o General Motors Corporation

300 Renaissance Center

Detroit, Michigan 48265

Re: Governance Terms

Ladies and Gentlemen:

This letter agreement (this “Agreement”) sets forth the mutual understanding amongst the parties hereto and with the United States Department of Treasury (the “Treasury”) with respect to the composition of the board of managers of GMAC LLC (the “Company”) relating to the Company’s application to participate in the Treasury’s Troubled Asset Relief Program established under the Emergency Economic Stabilization Act of 2008 and the Company’s application to become a bank holding company under the Bank Holding Company Act of 1956.

1. As promptly as practicable and in any event prior to January 16, 2008 (the “Deadline”), each of the parties hereby agrees to negotiate in good faith and to enter into definitive documentation (which may take the form of an amendment to the Company’s Second Amended and Restated Limited Liability Company Operating Agreement, to be dated on or about December 31, 2008 (the “LLC Agreement”) and/or a securityholders’ agreement or otherwise; collectively, the “Definitive Documentation”) to reflect the governance arrangements set forth in Annex A hereto (the “Governance Arrangements”). Notwithstanding the obligation of the parties hereto to agree on the Definitive Documentation by the Deadline, in the event that the parties are unable to agree on such Definitive Documentation by the Deadline, the Governance Arrangements shall nevertheless be binding on each of the parties and shall become effective on the dates set forth in Annex A.

2. This Agreement is effective and shall be binding on the parties hereto as of the date hereof until superseded by the execution of the Definitive Documentation which specifically provides for the termination and supersedure of this Agreement.

3. The provisions of Section 14.10 of the LLC Agreement (Press Release) shall apply to this Agreement.

4. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective legal successors, permitted assigns (including, with respect to GM, the UST Trust (as hereinafter defined)). No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any person or entity other than the parties and their respective legal successors and permitted assigns. None of the parties hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties and the Treasury.

5. This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties and their affiliates with respect to the subject matter hereof.

6. Except as otherwise expressly contemplated herein to the contrary, each party shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement.

7. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. This Agreement shall become effective when each party shall have received counterparts hereof signed by each of the other parties.

8. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SUCH STATE.

9. Each of the parties hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, the United States District Court for the District of Delaware, for any proceeding arising out of or relating to this Agreement (and agrees not to commence any proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any proceeding brought against it in any such court. Each of the parties hereby irrevocably and unconditionally waives any objection to the laying of venue of any proceeding arising out of this Agreement in the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, the United States District Court for the District of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

10. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

11. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

12. Each of the parties has jointly participated in the negotiation and drafting of this Agreement. In the event of an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by each of the parties and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

[Signature pages follow]

Sincerely,

FIM HOLDINGS LLC

By:	Cerberus FIM Investors, LLC, its Managing Member

By:	Cerberus FIM, LLC, its Managing Member

By:	/s/ Seth Gardner
Name:	Seth Gardner
Title:	Authorized Signatory

[Signature Page to Letter Agreement re: Governance Terms]

RECEIVED AND ACKNOWLEDGED

AS OF THE DATE FIRST WRITTEN ABOVE:

GMAC LLC

By:	/s/ David C. Walker
Name:	David C. Walker
Title:	Treasurer and Group Vice President

GM FINANCE CO. HOLDINGS LLC

By:	/s/ Ray G. Young
Name:	Ray G. Young
Title:

GM PREFERRED FINANCE CO. HOLDINGS LLC.

By:	/s/ Ray G. Young
Name:	Ray G. Young
Title:

[Signature Page to Letter Agreement re: Governance Terms]

Annex A

Governance Term Sheet

GMAC LLC

Board Size	Effective as of the Board Effective Date, the board of managers (the “Board”) of GMAC LLC (the “Company”) shall initially be comprised of 7 members (“Managers”) as described below. The “Board Effective Date” shall mean March 24, 2009, or any earlier date agreed to by the parties hereto.

Board Composition	Effective as of the Board Effective Date:

FIM Holdings LLC. For as long as FIM Holdings LLC (“FIM”) holds at least the Minimum Ownership Threshold (as hereinafter defined), FIM shall be entitled to appoint to one Manager. In addition, for so long as FIM shall hold any Common Interests (as hereinafter defined), FIM shall be entitled to have one non-voting observer on the Board.

Independent Trustee. For as long as the trust formed by the Treasury to hold equity securities of the Company acquired from General Motors (“GM”) (the “UST Trust”) holds at least the Second-Tier Ownership Threshold, the trustee(s) of the UST Trust (the “UST Trustee”) shall be entitled to appoint to two Managers. Thereafter, the UST Trustee shall be entitled to appoint one Manager until such time as the UST Trust holds less than the Minimum Ownership Threshold.

General Motors Corporation. For so long as GM shall hold, directly or indirectly, any Common Interests, GM shall be entitled to have one non-voting observer on the Board.

CEO. In addition to the foregoing Managers, the CEO of the Company shall be a Manager.

Independent Managers. The Board will have three independent Managers to be appointed by the unanimous agreement of the foregoing Managers.

Chairman	Effective as of the Board Effective Date, the Chairman of the Board shall be appointed by a majority of the Board from among the independent Managers.

Facilitation	The Definitive Documentation shall require each of the parties thereto to take such actions (either in their capacity as equity holders or through their Managers or otherwise) as shall be necessary to implement the foregoing.

Definitions	“Minimum Ownership Threshold” means such percentage of the Common Membership Interests (as defined in the LLC Agreement) or other equity interests in the Company that has similar powers,

preferences, rights and privileges of the Common Membership Interests (the “Common Interests”) as shall be determined by the parties in consultation with the Treasury prior to the Deadline.

“Second-Tier Ownership Threshold” means such percentage of the Common Interests as shall be determined by the parties in consultation with the Treasury prior to the Deadline; provided that the Second-Tier Ownership Threshold shall be greater than the Minimum Ownership Threshold.